UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

Origin Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA		95606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +1 (916) 231-9329

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Domestication and Merger Transaction

As previously announced, Micromidas, Inc., a Delaware corporation doing business as Origin Materials (“Legacy Origin”), Artius Acquisition Inc., a Cayman Islands exempted company (“Artius” and, after the Domestication as described below, the “Company”), and Zero Carbon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Artius (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization, dated as of February 16, 2021 and amended by the letter agreement dated March 5, 2021 (the “Merger Agreement”).

On June 24, 2021, as previously disclosed and as contemplated by the Merger Agreement and described in the final prospectus and definitive proxy statement, dated May 27, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”) in the section titled “Proposal No. 1—The Domestication Proposal” beginning on page 259 of Proxy Statement/Prospectus, Artius filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Artius was domesticated and continues as a Delaware corporation, changing its name to “Origin Materials, Inc.” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things:

•

each then issued and outstanding Class A ordinary share, par value $0.0001 per share, of Artius (the “Artius Class A Ordinary Shares”) converted automatically by operation of law, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of Artius (the “Artius Class A Common Stock”);

•

each then issued and outstanding redeemable warrant that was registered pursuant to the Registration Statements on Form S-1 (SEC File Nos. 333-239421 and 333-239841) of Artius automatically became a redeemable warrant to acquire shares of Artius Class A Common Stock (no changes were made to the terms of any issued and outstanding public warrants as a result of the Domestication);

•

each then issued and outstanding unit of Artius that had not been previously separated into the underlying Artius Class A Ordinary Share and underlying warrant upon the request of the holder thereof, automatically entitled the holder thereof to one share of Artius Class A Common Stock and one-third of one redeemable warrant to acquire one share of Artius Class A Common Stock;

•

each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of Artius converted automatically by operation of law, on a one-for-one basis without giving effect to any rights of adjustment or other anti-dilution protections, into a share of Class B common stock, par value $0.0001 per share, of Artius (the “Artius Class B Common Stock”); and

•	the issued and outstanding warrants of Artius issued in a private placement automatically became warrants to acquire shares of Artius Class A Common Stock.

On June 25, 2021 (the “Closing Date”) and following the approval at an extraordinary general meeting of the shareholders of Artius held on June 23, 2021 (the “Special Meeting”), as contemplated by the Merger Agreement and described in the Proxy Statement/Prospectus in the section titled “Proposal No. 2—The Transaction Proposal” beginning on page 273 of the Proxy Statement/Prospectus, the parties consummated the closing of the transactions contemplated by the Merger Agreement, whereby Merger Sub merged with and into Legacy Origin, the separate corporate existence of Merger Sub ceasing and Legacy Origin being the surviving corporation and a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). Upon the closing of the Business Combination, the outstanding shares of Artius Class A Common Stock and Artius Class B Common Stock became shares of common stock of the Company (“Common Stock”), and the warrants to acquire shares of Artius Class A Common Stock became warrants to acquire Common Stock.

In connection with the Special Meeting and the Business Combination, the holders of 43,880,956 shares of Artius Class A Ordinary Shares, or 60.6% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.0040 per share, for an aggregate redemption amount of $438,983,332.52.

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of Artius, Merger Sub, Legacy Origin or the holders of any of Legacy Origin’s securities, each outstanding share of Legacy Origin common stock, Series A preferred stock, Series B preferred stock and Series C Preferred Stock was automatically converted into the right to receive a number of shares of Common Stock equal to the Common Exchange Ratio, Series A Exchange Ratio, Series B Exchange Ratio and Series C Exchange Ratio, respectively (subject to certain adjustments as described in the Merger Agreement), as described below:

•

The “Common Exchange Ratio” means (i) the quotient of 78,213,000 (minus adjustments as described in the Proxy Statement/Prospectus) minus the Aggregate Liquidation Preference Consideration (as defined in the Merger Agreement) (ii) divided by Legacy Origin’s fully diluted shares outstanding (as defined in the Merger Agreement), as of immediately prior to the Effective Time.

•

The “Series A Exchange Ratio” means (i) the quotient of the Series A Per Share Liquidation Preference (as defined in the Merger Agreement) divided by the per share value of Artius Class A Common Stock (as adjusted pursuant to the Merger Agreement) calculated in accordance with the Amended and Restated Certificate of Incorporation of Legacy Origin (the “Artius Trading Price”) (plus adjustments as described in the Proxy Statement/Prospectus) (ii) plus the Per Share Residual Consideration (as defined in the Merger Agreement).

•

The “Series B Exchange Ratio” means (i) the quotient of the Series B Per Share Liquidation Preference (as defined in the Merger Agreement) divided by the Artius Trading Price (plus adjustments as described in this proxy statement/prospectus) (ii) plus the Per Share Residual Consideration.

•

The “Series C Exchange Ratio” means (i) the quotient of the Series C Per Share Liquidation Preference (as defined in the Merger Agreement) divided by the Artius Trading Price (plus adjustments as described in the Proxy Statement/Prospectus) (ii) plus the Per Share Residual Consideration.

On the Closing Date, the Common Exchange Ratio was approximately 2.1165, the Series A Exchange Ratio was approximately 2.5585, the Series B Exchange Ratio was approximately 3.1480 and the Series C Exchange Ratio was approximately 3.9520. In addition, certain holders of Legacy Origin’s securities will be entitled to receive, in the aggregate, up to 25,000,000 shares of Common Stock subject to certain earnout provisions.

A description of the Business Combination and the terms of the Merger Agreement are included in the section titled “The Merger Agreement and Related Agreements” beginning on page 131 of the Proxy Statement/Prospectus. The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

PIPE Subscription Agreements

On the Closing Date, certain purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 20,000,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $200.0 million, pursuant to separate subscription agreements, dated February 16, 2021 (collectively, the “Subscription Agreements”). Pursuant to the Subscription Agreements, the Company agreed to provide the Subscribers with certain registration rights with respect to the PIPE Shares.

A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “The Merger Agreement and Related Agreements—Other Agreements Related to the Merger Agreement—Subscription Agreements” beginning on page 146 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the form of Subscription Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Backstop Agreement and Additional Subscription Agreements

On the Closing Date, certain funds managed by affiliates of Apollo Capital Management, L.P. (collectively, the “Apollo Entities”) purchased 3,000,000 shares of Common Stock (the “Backstop Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $30.0 million, pursuant to a purchase agreement dated June 14, 2021 (the “Backstop Agreement”). Pursuant to the Backstop Agreement, the Company agreed to provide certain registration rights to the Apollo Entities with respect to the Backstop Shares. In connection with and subject to satisfaction of the conditions contained in the Backstop Agreement, the Apollo Entities were paid a backstop premium of $900,000.

On the Closing Date, certain purchasers (each, an “Additional Subscriber”) purchased from the Company an aggregate of 1,300,001 shares of Common Stock (the “Additional Subscription Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $13.0 million, pursuant to a purchase agreement dated June 23, 2021 (collectively, the “Additional Subscription Agreements”). Pursuant to the Additional Subscription Agreements, the Company agreed to provide certain registration rights to the Additional Subscribers with respect to the Additional Subscription Shares.

The foregoing descriptions of the Backstop Agreement and the Additional Subscription Agreements are summaries only and are qualified in their entirety by the full text of the forms of Backstop Agreement and Additional Subscription Agreements, copies of which are filed hereto as 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, Artius, certain shareholders of Artius and certain stockholders, officers and directors of Legacy Origin entered into a Lock-Up Agreement (each, a “Lock-Up Agreement”). The terms of the Lock-up Agreement are described in the Proxy Statement/Prospectus in the section titled “The Merger Agreement and Related Agreements—Other Agreements Related to the Merger Agreement—Lock-Up Agreement” beginning on page 148 of the Proxy Statement/Prospectus. The holders of 35,765,099 shares of Common Stock are subject to a Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is filed hereto as Exhibit 10.4 and incorporated herein by reference.

Investor Rights Agreement

Certain persons and entities receiving shares of Common Stock pursuant to the Merger Agreement and certain persons and entities holding securities of Artius prior to the closing entered into an investor rights agreement (the “Investor Rights Agreement”), which became effective on the Closing Date. The terms of the Investor Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “The Merger Agreement and Related Agreements—Other Agreements Related to the Merger Agreement—Investor Rights Agreement” beginning on page 148 of the Proxy Statement/Prospectus. Following the closing, the holders of approximately 3.2 million shares of Common Stock (including up to 11,326,667 shares issuable upon the exercise of warrants to purchase Common Stock) are entitled to certain registration rights. Additionally, the Merger Agreement provides that these holders are eligible to receive up to 2,015,745 additional shares of Common Stock subject to certain earnout provisions described in the Merger Agreement and, if issued, such shares would be entitled to registration rights under the Investor Rights Agreement.

The foregoing description of the Investor Rights Agreement is qualified in its entirety by reference to the full text of the form of Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is filed hereto as Exhibit 10.6 and incorporated herein by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

As of the Closing Date and following the closing of the Business Combination, the Company had the following outstanding securities:

•	141,248,470 shares of Common Stock; and

•	35,476,667 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Item 2.01(f) of the Current Report on Form 8-K states that if the predecessor registrant was a shell company, as Artius was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Artius, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the closing of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These forward-looking statements include statements about future financial and operating results of the Company; benefits of the Business Combination; statements about the plans, strategies and objectives of management for future operations of the Company; statements regarding future performance; and other statements regarding the Business Combination. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	changes in personnel and availability of qualified personnel;

•	the effects of the ongoing coronavirus (COVID-19) pandemic or other infectious diseases, health epidemics, pandemics and natural disasters on the Company’s business;

•	the amount and timing of future sales;

•	the Company’s ability to secure additional project financing and government incentives;

•	the Company’s ability to complete construction of its plants in the expected timeframe and in a cost-effective manner;

•	the Company’s ability to procure necessary capital equipment and to produce its products in large commercial quantities;

•	any decline in the value of carbon credits;

•	increases or fluctuations in raw material costs;

•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the Company to manage its growth and expand its business operations effectively following the consummation of the Business Combination;

•	whether the concentration of the Company’s stock ownership and voting power limits the stockholders of the Company’s ability to influence corporate matters;

•	the ability to maintain the listing of Common Stock on the Nasdaq following the Business Combination; and

•	the increasingly competitive environment in which the Company will operate.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 52 of the Proxy Statement/Prospectus and incorporated herein by reference.

In addition, statements that “Origin believes” or “Artius believes” and similar statements reflect Origin’s or Artius’s beliefs and opinions on the relevant subject. These statements are based upon information available to Origin or Artius, as the case may be, as of the date of the Proxy Statement/Prospectus, and while Origin or Artius, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Business and Properties

The business and properties of Artius and Legacy Origin prior to the Business Combination are set forth in the Proxy Statement/Prospectus in the sections titled “Information About Artius” and “Information About Origin” beginning on pages 169 and 185, respectively, of the Proxy Statement/Prospectus and incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 52 of the Proxy Statement/Prospectus and incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information and other data for the years ended December 31, 2019 and 2020 and for the three months ended March 31, 2021 for Legacy Origin are included in the Proxy Statement/Prospectus in the section titled “Selected Historical Financial Information of Origin” beginning on page 152 of the Proxy Statement/Prospectus and incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Origin prior to the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Origin Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 208 of the Proxy Statement/Prospectus and incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the closing of the Business Combination are set forth in the Proxy Statement/Prospectus in the section titled “Management of the Combined Company” beginning on page 221 of the Proxy Statement/Prospectus and incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of Origin” beginning on page 198 of the Proxy Statement/Prospectus and incorporated herein by reference. The description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Messrs. Riley, Lee and Whaley, copies of which are attached hereto as Exhibits 10.15, 10.16 and 10.17, respectively, and incorporated herein by reference.

Director Compensation

The compensation of Legacy Origin’s non-employee directors is described in the Proxy Statement/Prospectus in the section titled “Management of the Combined Company—Non-Employee Director Compensation” beginning on page 227 of the Proxy Statement/Prospectus and incorporated herein by reference.

In connection with the consummation of the Business Combination, the board of directors of the Company adopted a non-employee director compensation policy, pursuant to which each non-employee director is entitled to a $50,000 annual cash retainer. In addition, the members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee will be entitled to an annual cash retainer of $10,000, $5,000, and $5,000, respectively, with the chair of each such committee being entitled to an annual cash retainer of $20,000, $15,000, and $15,000, respectively.

Following the closing of the Business Combination:

•

Each non-employee director will also receive a one-time initial grant of restricted stock units with a grant date value of $150,000, which will vest in three equal installments on the first, second and third anniversary of the grant date; and

•

Each non-employee director will also receive an annual grant of restricted stock units with a grant date value of $130,000, with the chairperson of the board of directors to receive an additional annual grant of restricted stock units with a grant date value of $75,000, which awards will vest on the first anniversary of the grant date.

Each award described above is subject to the applicable individual continuing to serve on the Company’s board of directors through the vesting date. In addition, each member of the board of directors is required to acquire and hold shares of common stock of the Company with a fair market value of at least $250,000 by the later of the fifth anniversary of (i) the closing of the Business Combination and (ii) such director’s election to the board of directors.

The foregoing description of the non-employee director compensation policy is qualified in its entirety by the full text of the policy, a copy of which is attached hereto as Exhibits 10.7 and incorporated herein by reference.

Each member of the Company’s board of directors will also be covered by the Company’s liability insurance and has entered into the Company’s standard form of indemnification agreement. Please see “Item 1.01 - Entry into a Material Definitive Agreement – Indemnification Agreements” of this Current Report on Form 8-K for a description of such agreements.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date, after giving effect to the closing of the Business Combination, by:

•	each person known by the Company to be the beneficial owner of more than 5% of Common Stock;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 141,248,470 shares of Common Stock issued and outstanding as of the Closing Date.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
Artius Acquisition Partners LLC(2)	18,112,500	12.8%
Lior Amram(3)	10,142,100	7.2
Named Executive Officers and Directors:
John Bissell(4)	1,649,515	1.1
Rich Riley(5)	2,013,190	1.4
Nate Whaley(6)	187,395	*
Joshua Lee(7)	105,823	*
William Harvey(8)	158,734	*
Karen Richardson	—	—
Boon Sim(2)	18,112,500	12.8
Charles D. Drucker(2)(9)	18,862,500	13.4
Kathleen B. Fish	—	—
Benno O. Dorer	—	—
Pia Heidenmark Cook	—	—
All current directors and executive officers as a group (12 persons)	23,937,116	17.0

*	Less than one percent.

(1)

Unless otherwise indicated, the business address of each of the directors, executive officers and unnamed officers of the Company is C/O Origin Materials, Inc., 930 Riverside Parkway, Suite 10, West Sacramento, CA 95606.

(2)

Artius Acquisition Partners LLC is the record holder of the shares reported herein. Mr. Sim and Mr. Drucker are the founding members of Artius Acquisition Partners LLC and together exercise voting and investment power with respect to the Common Stock held by Artius Acquisition Partners LLC. The shares beneficially owned by Artius Acquisition Partners LLC may also be deemed to be beneficially owned by Mr. Sim and Mr. Drucker.

(3)

Consists of (i) 33,843 shares of Common Stock held directly by Mr. Amram; (ii) 9,684,510 shares of Common Stock held by Evergreen InvestCo I, LLC (“Evergreen InvestCo I”); (iii) 59,373 shares of Common Stock held by JLA Construction LLC 401k Plan (“JLA Construction”); (iv) 186,612 shares of Common Stock held by Evergreen Capital, L.P. (“Evergreen Capital”); (v) 130,000 shares of Common Stock held by Evergreen Acquisition I Corp (“Evergreen Acquisition”); and (vi) 47,762 shares of Common Stock held by JLA Asset Management LLC (“JLA Asset Management”). Mr. Amram is the sole manager of each of Evergreen InvestCo I, Evergreen Capital, Evergreen Acquisition and JLA Construction, and the managing member of JLA Asset Management, and may be deemed to hold sole voting and dispositive power over the Common Stock shares held by these entities. With respect to the shares of Common Stock held by these entities, Mr. Amram disclaims beneficial ownership other than to the extent he may have a pecuniary interest therein, directly or indirectly. The principal business address for Mr. Amram is c/o Evergreen Capital, L.P. 551 Fifth Avenue, Suite 2100, New York, New York 10176.

(4)

Consists of (i) 634,943 shares of Common Stock held directly by Mr. Bissell and (ii) 1,014,572 shares of Common Stock issuable to Mr. Bissell pursuant to options exercisable within 60 days of June 25, 2021.

(5)

Consists of (i) 886,275 shares of Common Stock issuable to Mr. Riley pursuant to options exercisable within 60 days of June 25, 2021; (ii) 189,668 shares of Common Stock held by Riley Family Trust; (iii) 229,415 shares of Common Stock held by Riley Investment Trust I; and (iv) 707,832 shares of Common Stock held by Riley Separate Property Trust. Mr. Riley is co-trustee of the Riley Family Trust and by virtue of his shared control over Riley Family Trust, may be deemed to beneficially own the shares of Common Stock held by Riley Family Trust. Mr. Riley is sole trustee of each of Riley Investment Trust I and Riley Separate Property Trust and may be deemed to hold sole voting and dispositive power over the Common Stock shares held by Riley Investment Trust I and Riley Separate Property Trust.

(6)	Consists of 187,395 shares of Common Stock issuable to Mr. Whaley pursuant to options exercisable within 60 days of June 25, 2021.
(7)	Consists of 105,823 shares of Common Stock issuable to Mr. Lee pursuant to options exercisable within 60 days of June 25, 2021.
(8)	Consists of 158,734 shares of Common Stock issuable to Mr. Harvey pursuant to options exercisable within 60 days of June 25, 2021.
(9)	Includes 750,000 shares of Common Stock held directly by Mr. Drucker.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 249 of the Proxy Statement/Prospectus and incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Artius Class A Ordinary Shares, units and warrants were historically quoted on The Nasdaq Capital Market under the symbols “AACQ,” “AACQU” and “AACQW,” respectively. The Common Stock and Warrants began trading on The Nasdaq Capital Market under the new trading symbols “ORGN” and “ORGNW,” respectively, on June 25, 2021.

In connection with the closing, each Artius unit was separated into its components, which consisted of one share of Artius Class A Common Stock and one-third of one redeemable warrant to acquire one share of Artius Class A Common Stock, and such units no longer exist. Upon the closing of the Business Combination, the outstanding shares of Artius Class A Common Stock became shares of Common Stock, and the warrants to acquire shares of Artius Class A Common Stock became Warrants to open purchase shares of Common Stock. As of the Closing Date, and following the closing of the Business Combination, the Company had 141,248,470 shares of the Common Stock issued and outstanding held of record by 209 holders, and 35,476,667 Warrants outstanding held of record by two holders.

Dividends

The Company has not paid dividends on its Common Stock to date and does not intend to pay cash dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning recent sales of unregistered securities.

Description of Registrant’s Securities

Common Stock

A description of the Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Authorized and Outstanding Stock” beginning on page 229 of the Proxy Statement/Prospectus and incorporated herein by reference.

Warrants

A description of the Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Warrants” beginning on page 230 of the Proxy Statement/Prospectus and incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s consolidated financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth in the “Introductory Note” above with respect to the Subscription Agreements, the Backstop Agreement and the Additional Subscription Agreements are incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The securities issued in connection with the Subscription Agreements, the Backstop Agreement and the Additional Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 25, 2021, the Audit Committee of the Company’s board of directors approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Grant Thornton previously served as the independent registered public accounting firm of Legacy Origin prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), Artius’s independent registered public accounting firm prior to the Business Combination, was informed on June 25, 2021 that it would be replaced by Grant Thornton as the Company’s independent registered public accounting firm.

Marcum’s report of independent registered public accounting firm dated March 4, 2021, except for the effects of the restatement discussed in Note 2 to the financial statements in Amendment No. 3 to Registration Statement on Form S-4, dated May 25, 2021, filed by the Company with the SEC, as to which the date is April 30, 2021, on the Artius consolidated balance sheet as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from January 24, 2020 (Artius’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from January 24, 2020 (Artius’s inception) through December 31, 2020 and the subsequent interim period through June 25, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on Artius’s financial statements for such periods. During the period from January 24, 2020 (Artius’s inception) through December 31, 2020 and the subsequent interim period through June 25, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Artius’ initial public offering, which resulted in the restatement of Artius’s financial statements as set forth Amendment No. 1 to Artius’ Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 3, 2021.

During the period from January 24, 2020 (Artius’s inception) through December 31, 2020 and the subsequent interim period through June 25, 2021, (i) the Company did not both (a) consult with Grant Thornton as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult Grant Thornton on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of Artius has occurred, and the shareholders of Artius as of immediately prior to the closing held 33.0% of the outstanding shares of Common Stock immediately following the closing.

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the Artius shareholders considered and approved the 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to shareholder approval, by Artius’s board of directors on May 25, 2021. The Equity Incentive Plan became effective upon the closing of the Business Combination.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 7—The Equity Incentive Plan Proposal” beginning on page 283 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the Artius shareholders considered and approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by Artius’s board of directors on May 25, 2021. The ESPP became effective upon the closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 8—The ESPP Proposal” beginning on page 291 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.12 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Artius shareholders considered and approved, among other things, Proposal No. 4–The Interim Charter Proposal, Proposal No. 5–The Charter Proposal and Proposal No. 6– The Organizational Documents Proposals (together, the “Charter Proposals”), which are described in greater detail in the Proxy Statement/Prospectus beginning on pages 277, 278 and 279, respectively, of the Proxy Statement/Prospectus.

The Certificate of Incorporation of the Company (the “Certificate of Incorporation”) and the Bylaws of the Company (the “Bylaws”), each of which became effective on June 24, 2021 in connection with the Domestication, and the Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate of Incorporation”), which became effective on June 25, 2021, include the amendments proposed by the Charter Proposals.

Copies of the Certificate of Incorporation, the Bylaws and the A&R Certificate of Incorporation are attached hereto as Exhibit 3.2, Exhibit 3.4 and Exhibit 3.3, respectively, and incorporated herein by reference.

The description of the A&R Certificate of Incorporation and the general effect of the Certificate of Incorporation, the Bylaws and the A&R Certificate of Incorporation upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus in the section titled “Description of Securities” beginning on page 229 of the Proxy Statement/Prospectus and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the closing of the Business Combination, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of the Company’s website at www.originmaterials.com.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Merger Agreement and Related Agreements” beginning on page 131 of the Proxy Statement/Prospectus and incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On June 25, 2021, the Company issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01	Other Events.

In April 2020, Legacy Origin received an unsecured loan in the amount of $905,838 under the Paycheck Protection Program (the “PPP Loan”). The PPP Loan has a two-year term and bears interest at a rate of 1.00% per annum. In connection with consummation of the Business Combination, on June 24, 2021, Legacy Origin repaid all amounts outstanding under the PPP Loan, which totaled $916,607.40 in principal and interest.

Item 9.01	Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Artius as of and for the period from January 24, 2020 (Artius’ inception) to December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and incorporated herein by reference.

The unaudited consolidated financial statements of Artius as of and for the period from January 24, 2020 to March 31, 2020 and the three months ended March 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-26 of the Proxy Statement/Prospectus and incorporated herein by reference.

The audited consolidated financial statements of Legacy Origin as of and for the years ended December 31, 2019 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-49 of the Proxy Statement/Prospectus and incorporated herein by reference.

The unaudited consolidated financial statements of Legacy Origin as of and for the three months ended March 31, 2020 and 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-75 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

2.1+	Agreement and Plan of Merger, dated February 16, 2021.	S-4/A	333-254012	2.1	May 25, 2021

2.2	Letter Agreement, dated March 5, 2021.	S-4/A	333-254012	2.2	May 25, 2021

3.1	Artius Amended and Restated Memorandum and Articles of Association.	S-4/A	333-254012	3.1	May 25, 2021

3.2	Interim Certificate of Incorporation of Artius.	8-K	001-39378	3.1	June 29, 2021

3.3*	Amended and Restated Certificate of Incorporation of the Company

3.4	Bylaws of the Company.	8-K	001-39378	3.2	June 29, 2021

4.1	Specimen Common Stock Certificate of the Company.	S-4/A	333-254012	4.4	May 25, 2021

4.2	Specimen Warrant Certificate of the Company.	S-1/A	333-239421	4.3	July 2, 2020

4.3	Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, dated July 13, 2020.	8-K	001-39378	4.1	July 16, 2020

4.4	Certificate of Corporate Domestication of Artius.	S-4/A	333-254012	4.6	May 25, 2021

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.1	Form of Subscription Agreement.	8-K	001-39378	10.1	February 17, 2021

10.2	Form of Backstop Agreement.	8-K	001-39378	10.1	June 15, 2021

10.3	Form of Additional Subscription Agreement.	8-K	001-39378	10.1	June 29, 2021

10.4	Form of Lock-Up Agreement.	S-4/A	333-254012	10.26	February 17, 2021

10.5*	Investor Rights Agreement, by and between the Company and certain stockholders, dated June 25, 2021.

10.6*#	Form of Indemnification Agreement.

10.7*#	Non-Employee Director Compensation Policy.

10.8#	Micromidas, Inc. 2010 Stock Incentive Plan, as amended.	S-4/A	333-254012	10.1	May 25, 2021

10.9#	Forms of Incentive Stock Option Award Notice, Incentive Stock Option Award Agreement, Exercise Notice and Investment Representation Statement under the 2010 Stock Incentive Plan.	S-4/A	333-254012	10.2	May 25, 2021

10.10#	Micromidas, Inc. 2020 Equity Incentive Plan.	S-4/A	333-254012	10.3	May 25, 2021

10.11#	Forms of Stock Option Grant Notice, Option Agreement and Exercise Notice under the 2020 Equity Incentive Plan.	S-4/A	333-254012	10.4	May 25, 2021

10.12*#	Origin Materials 2021 Equity Incentive Plan.

10.13*#	Form of Stock Option Grant Notice, Stock Option Agreement, Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the 2021 Equity Incentive Plan.

10.14*#	Origin Materials 2021 Employee Stock Purchase Plan.

10.15#	Offer Letter, dated October 28, 2020, by and between Micromidas, Inc. and Rich Riley.	S-4/A	333-254012	10.7	May 25, 2021

10.16#	Offer Letter, dated January 9, 2018, by and between Micromidas, Inc. and Joshua Lee.	S-4/A	333-254012	10.8	May 25, 2021

10.17#	Offer Letter, dated August 11, 2020, by and between Micromidas, Inc. and Nate Whaley.	S-4/A	333-254012	10.9	May 25, 2021

10.18	Standard Industrial/Commercial Multi-Tenant Lease for 930 Riverside Parkway, Suites 10-30, West Sacramento, CA 95605, by and between Harsch Investment Properties, LLC and Micromidas, Inc., dated May 22, 2020.	S-4/A	333-254012	10.10	May 25, 2021

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.19	Standard Industrial/Commercial Multi-Tenant Lease for 970 Riverside Parkway, Suite 40, West Sacramento, CA 95605, by and between Harsch Investment Properties, LLC and Micromidas, Inc., dated February 28, 2013.	S-4/A	333-254012	10.11	May 25, 2021

10.20	Second Amendment to Lease for 970 Riverside Parkway, Suite 40, West Sacramento, CA 95605, by and between Harsch Investment Properties, LLC and Micromidas, Inc., dated May 11, 2015.	S-4/A	333-254012	10.12	May 25, 2021

10.21	Third Amendment to Lease for 970 Riverside Parkway, Suite 40, West Sacramento, CA 95605, by and between Harsch Investment Properties, LLC and Micromidas, Inc., dated May 22, 2020.	S-4/A	333-254012	10.13	May 25, 2021

10.22	Form of Sponsor Letter Agreement.	S-4/A	333-254012	10.16	May 25, 2021

10.23	Form of Company Stockholder Support Agreement.	S-4/A	333-254012	10.17	May 25, 2021

10.24	Promissory Note issued to Artius Acquisition Partners LLC, dated February 4, 2020.	S-1	333-239421	10.1	June 25, 2020

10.25	Letter Agreement among the Registrant and its directors, director nominees and officers and the Company.	8-K	001-39378	10.5	July 16, 2020

10.26	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant.	8-K	001-39378	10.1	July 16, 2020

10.27	Registration Rights Agreement among the Company and certain security holders.	8-K	001-39378	10.2	July 16, 2020

10.28	Securities Subscription Agreement between the Company and Artius Acquisition Partners LLC, dated February 4, 2020.	S-1	333-239421	10.5	June 25, 2020

10.29	Private Placement Warrants Purchase Agreement between the Company and Artius Acquisition Partners LLC.	8-K	001-39378	10.3	July 16, 2020

10.30	Administrative Services Agreement between the Company and Artius Management LLC.	8-K	001-39378	10.4	July 16, 2020

10.31†	Note Purchase Agreement, by and among Micromidas, Inc. and certain persons and entities named on the Schedule of Purchasers attached therein, dated November 8, 2019.	S-4/A	333-254012	10.28	May 25, 2021

10.32	First Amendment to Note Purchase Agreement, by and between Micromidas, Inc. and certain noteholders, dated February 3, 2020.	S-4/A	333-254012	10.29	May 25, 2021

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.33	Form of Senior Secured Convertible Promissory Note, by and between Micromidas, Inc. and certain noteholders thereof.	S-4/A	333-254012	10.30	May 25, 2021

10.34	First Amendment to Senior Secured Convertible Promissory Note, by and between Micromidas, Inc. and certain noteholders, dated May 21, 2020.	S-4/A	333-254012	10.31	May 25, 2021

10.35	Second Amendment to Senior Secured Convertible Promissory Note, by and between Micromidas, Inc. and certain noteholders, dated January 21, 2021.	S-4/A	333-254012	10.32	May 25, 2021

10.36	Amended and Restated Secured Promissory Note, by and among Micromidas, Inc., Origin Materials Canada Holding Limited, Origin Materials Canada Pioneer Limited and Danone Asia Pte Ltd, dated May 17, 2019.	S-4/A	333-254012	10.33	May 25, 2021

10.37	First Amendment to Amended and Restated Secured Promissory Note, by and among Micromidas, Inc., Origin Materials Canada Holding Limited, Origin Materials Canada Pioneer Limited and Danone Asia Pte Ltd, dated November 8, 2019.	S-4/A	333-254012	10.34	May 25, 2021

10.38	Second Amendment to Amended and Restated Secured Promissory Note, by and among Micromidas, Inc., Origin Materials Canada Holding Limited, Origin Materials Canada Pioneer Limited and Danone Asia Pte Ltd, dated May 21, 2020.	S-4/A	333-254012	10.35	May 25, 2021

10.39	Third Amendment to Amended and Restated Secured Promissory Note, by and among Micromidas, Inc., Origin Materials Canada Holding Limited, Origin Materials Canada Pioneer Limited and Danone Asia Pte Ltd, dated January 22, 2021.	S-4/A	333-254012	10.36	May 25, 2021

10.40	Amended and Restated Secured Promissory Note, by and among Micromidas, Inc., Origin Materials Canada Holding Limited, Origin Materials Canada Pioneer Limited and Nestle Waters Management & Technology, dated May 23, 2019.	S-4/A	333-254012	10.37	May 25, 2021

10.41	First Amended and Restated Secured Promissory Note, by and among Micromidas, Inc., Origin Materials Canada Holding Limited, Origin Materials Canada Pioneer Limited and Nestle Waters Management & Technology, dated November 8, 2019.	S-4/A	333-254012	10.38	May 25, 2021

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.42	Second Amended and Restated Secured Promissory Note, by and among Micromidas, Inc., Origin Materials Canada Holding Limited, Origin Materials Canada Pioneer Limited and Nestle Waters Management & Technology, dated May 21, 2020.	S-4/A	333-254012	10.39	May 25, 2021

10.43	Third Amended and Restated Secured Promissory Note, by and among Micromidas, Inc., Origin Materials Canada Holding Limited, Origin Materials Canada Pioneer Limited and Nestle Waters Management & Technology, dated January 27, 2021.	S-4/A	333-254012	10.40	May 25, 2021

10.44	Form of Convertible Promissory Note Series 2021A, by and between Micromidas, Inc. and certain noteholders thereof.	S-4/A	333-254012	10.41	May 25, 2021

10.45†^	Offtake Supply Agreement, by and between Micromidas, Inc. and Pepsi-Cola Advertising and Marketing, Inc., dated August 3, 2018.	S-4/A	333-254012	10.42	May 25, 2021

10.46^	Amendment No. 1 to Offtake Supply Agreement, by and between Micromidas, Inc. and Pepsi-Cola Advertising and Marketing, Inc., dated October 24, 2019.	S-4/A	333-254012	10.43	May 25, 2021

10.47†^	Amended and Restated Offtake Supply Agreement, by and between Micromidas, Inc. and Danone Asia Pte Ltd, dated May 17, 2019.	S-4/A	333-254012	10.44	May 25, 2021

10.48†^	Amended and Restated Offtake Supply Agreement, by and between Micromidas, Inc. and Nestle Waters Management & Technology, dated May 23, 2019.	S-4/A	333-254012	10.45	May 25, 2021

10.49†^	Offtake Supply Agreement, by and between Micromidas, Inc. and Packaging Equity Holdings, LLC, dated December 13, 2020.	S-4/A	333-254012	10.46	May 25, 2021

16.1*	Letter from Marcum LLP.

21.1*	List of Subsidiaries.

99.1**	Press Release dated June 25, 2021.

99.2*	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021.

#	Indicates management contract or compensatory plan or arrangement.

*	Filed herewith.
**	Furnished herewith.
+	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
†	Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
^

Certain portions of this exhibit (indicated by asterisks) have been excluded pursuant to Item 601(b)(10) of Regulation S-K because they are both not material and are the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: July 1, 2021	By:	/S/ NATE WHALEY
Nate Whaley
Chief Financial Officer